UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):

May 7, 2021

TEGNA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6961	16-0442930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8350 Broad Street, Suite 2000, Tysons, Virginia	22102-5151
(Address of principal executive offices)	(Zip Code)

(703) 873-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	TGNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendments to Third Restated Certificate of Incorporation

On May 7, 2021, TEGNA Inc. (the “Company”) held the Company’s 2021 Annual Meeting of Shareholders (the “Annual Meeting”). As discussed in Item 5.07 below, at the Annual Meeting, the Company’s shareholders approved amendments (the “Charter Amendments”) to the Company’s Third Restated Certificate of Incorporation (the “Charter”) eliminating all supermajority voting provisions set forth therein.

The Charter Amendments were previously approved by the Board of Directors (the “Board”) of the Company, subject to shareholder approval. The Charter Amendments became effective upon the filing of the Company’s Fourth Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on May 12, 2021.

The foregoing description of the Charter Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Company’s Fourth Restated Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Amendment to By-laws

As a result of the approval by the Company’s shareholders of the Charter Amendment, the Board approved the By-laws of the Company, as amended through May 12, 2021 (the “By-laws”) to eliminate all supermajority voting provisions set forth therein.

The foregoing description of the By-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-laws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As described in Item 5.03 above, on May 7, 2021, the Company held the Annual Meeting. Set forth below are each of the matters submitted to a vote of the Company’s shareholders at the Annual Meeting, and the certified voting results reported by the independent inspector of elections, First Coast Results, Inc. (“First Coast”).

As of the close of business on March 12, 2021, the record date for the Annual Meeting, 220,626,646 shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”), were outstanding and entitled to vote. Based on the tabulation of the voting results from First Coast, 192,716,226 shares of Common Stock were voted in person or by proxy at the Annual Meeting, representing 87.35 percent of the shares of Common Stock entitled to be voted.

The tabulation of the voting results from First Coast for the matters submitted to a vote at the Annual Meeting is as follows:

(1)	Election of Directors

The Company’s Nominees

Nominee	For	Withheld
Gina L. Bianchini	191,855,064	554,912
Howard D. Elias	146,063,014	3,254,813
Stuart J. Epstein	191,859,836	550,140
Lidia Fonseca	191,447,791	962,185
Karen H. Grimes	191,861,617	548,359
David T. Lougee	148,682,557	635,270
Scott K. McCune	188,488,845	3,921,132
Henry W. McGee	191,852,467	557,509
Susan Ness	191,835,583	574,393
Bruce P. Nolop	191,844,097	565,879
Neal Shapiro	147,096,955	2,220,872
Melinda C. Witmer	191,448,381	961,595

Standard General L.P.’s Nominees

Nominee	For	Withheld
Colleen B. Brown	42,259,262	832,887
Carlos P. Salas	20,246,012	22,846,137
Elizabeth A. Tumulty	20,246,012	22,846,137

(2)	Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions
191,734,533	140,703	840,990

(3)	Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
154,728,841	27,893,960	9,787,173	306,252

(4)	Approval of a Company proposal regarding Elimination of Supermajority Voting Provisions

Votes For	Votes Against	Abstentions	Broker Non-Votes
190,546,831	837,071	1,026,074	306,250

Item 8.01.	Other Events.

On May 7, 2021, the Company issued a press release confirming the election of its directors at the Annual Meeting based on a preliminary vote count. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Fourth Restated Certificate of Incorporation of TEGNA Inc.

3.2	By-laws of TEGNA Inc., as amended through May 12, 2021

99.1	Press Release of TEGNA Inc., dated May 7, 2021.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2021		TEGNA Inc.

	By:	/s/ Akin S. Harrison
Akin S. Harrison
Senior Vice President, General Counsel and Secretary

3